UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 14, 2006 (August 10, 2006)

PACIFICORP

(Exact name of registrant as specified in its charter)

STATE OF OREGON (State or other jurisdiction of incorporation)	1-5152 (Commission File No.)	93-0246090 (I.R.S. Employer Identification No.)

825 N.E. Multnomah, Suite 2000, Portland, Oregon (Address of principal executive offices)	97232-4116 (Zip Code)

Registrant’s telephone number, including area code:

(503) 813-5000

__________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 10, 2006, PacifiCorp (the “Company”) sold an aggregate principal amount of $350 million of 6.10% First Mortgage Bonds due August 1, 2036 (the “Bonds”) under its existing Mortgage and Deed of Trust (the “Mortgage”), dated January 9, 1989 (as amended and supplemented), between the Company and JPMorgan Chase Bank, N.A. (the “Trustee”). The Bonds were issued at an offering price of 99.674%. Accrued interest on the Bonds is payable on August 1 and February 1 of each year, commencing on February 1, 2007, until the principal amount of the Bonds is paid in full. The net proceeds from the sale of the Bonds will be used to repay short-term debt and for general corporate purposes.

The Bonds were issued pursuant to a Nineteenth Supplemental Indenture, by and between the Company and the Trustee, dated as of August 1, 2006 (the “Nineteenth Supplemental Indenture”). The Bonds are secured by a first mortgage lien on certain of the Company’s utility property, equally and ratably with all other bonds issued under the Mortgage.

The Nineteenth Supplemental Indenture further supplements the Mortgage. The Bonds are subject to the terms of the Mortgage as supplemented by the Nineteenth Supplemental Indenture, including, without limitation, the provisions relating to “Defaults” and the acceleration of the Bonds upon the occurrence of a Default.

“Defaults” are defined in the Mortgage as: (1) default in payment of principal; (2) default for 60 days in payment of interest or an installment of any fund required to be applied to the purchase or redemption of any bonds; (3) default in payment of principal or interest with respect to certain prior lien bonds; (4) certain events in bankruptcy, insolvency or reorganization; (5) default in other covenants for 90 days after notice; or (6) the existence of any default under a Class “A” Mortgage (as defined in the Mortgage) which permits the declaration of the principal of all the bonds secured by such Class “A” Mortgage and the interest accrued thereupon due and payable.

The foregoing discussion of the Bonds, the Mortgage and the Nineteenth Supplemental Indenture is qualified in its entirety by reference to the Mortgage, a copy of which is filed as Exhibit 4.1 hereto and incorporated into this Item 8.01 by reference, and the Nineteenth Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.2 and incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

In reliance upon item 601(4)(iii) of Regulation S-K, a registration rights agreement related to the rights of the bondholders is not being filed because the Bonds do not exceed 10.0% of the total assets of the Company and its subsidiaries on a consolidated basis. The Company hereby agrees to furnish a copy of such agreement to the Commission upon request.

Exhibit Number	Description

4.1*

Mortgage and Deed of Trust dated as of January 9, 1989 between the Company and JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank), Trustee, Ex. 4-E, Form 8-B, File No. 1-5152 as supplemented and modified by eighteen Supplemental Indentures as follows:

	Exhibit Number	File Type	Dated	File Number

	(4)(b)			33-31861
	(4)(a)	8-K	January 9, 1990	1-5152
	4(a)	8-K	September 11, 1991	1-5152
	4(a)	8-K	January 7, 1992	1-5152
	4(a)	10-Q	Quarter ended March 31, 1992	1-5152
	4(a)	10-Q	Quarter ended September 30, 1992	1-5152
	4(a)	8-K	April 1, 1993	1-5152
	4(a)	10-Q	Quarter ended September 30, 1993	1-5152
	4(a)	10-Q	Quarter ended June 30, 1994	1-5152
	4(b)	10-K	Year ended December 31, 1994	1-5152
	4(b)	10-K	Year ended December 31, 1995	1-5152
	4(b)	10-K	Year ended December 31, 1996	1-5152
	4(b)	10-K	Year ended December 31, 1998	1-5152
	99(a)	8-K	November 21, 2001	1-5152
	4.1	10-Q	Quarter ended June 30, 2003	1-5152
	99	8-K	September 8, 2003	1-5152
	4	8-K	August 24, 2004	1-5152
	4	8-K	June 13, 2005	1-5152
4.2	Nineteenth Supplemental Indenture, by and between the Company and JPMorgan Chase Bank, N.A., dated as of August 1, 2006.

            *     Incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PACIFICORP (Registrant)
By:	/s/ Andrew P. Haller

Andrew P. Haller Senior Vice President, General Counsel and Corporate Secretary

Date: August 14, 2006

EXHIBIT INDEX

Exhibit Number	Description

4.1*

Mortgage and Deed of Trust dated as of January 9, 1989 between the Company and JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank), Trustee, Ex. 4-E, Form 8-B, File No. 1-5152 as supplemented and modified by eighteen Supplemental Indentures as follows:

	Exhibit Number	File Type	Dated	File Number

	(4)(b)			33-31861
	(4)(a)	8-K	January 9, 1990	1-5152
	4(a)	8-K	September 11, 1991	1-5152
	4(a)	8-K	January 7, 1992	1-5152
	4(a)	10-Q	Quarter ended March 31, 1992	1-5152
	4(a)	10-Q	Quarter ended September 30, 1992	1-5152
	4(a)	8-K	April 1, 1993	1-5152
	4(a)	10-Q	Quarter ended September 30, 1993	1-5152
	4(a)	10-Q	Quarter ended June 30, 1994	1-5152
	4(b)	10-K	Year ended December 31, 1994	1-5152
	4(b)	10-K	Year ended December 31, 1995	1-5152
	4(b)	10-K	Year ended December 31, 1996	1-5152
	4(b)	10-K	Year ended December 31, 1998	1-5152
	99(a)	8-K	November 21, 2001	1-5152
	4.1	10-Q	Quarter ended June 30, 2003	1-5152
	99	8-K	September 8, 2003	1-5152
	4	8-K	August 24, 2004	1-5152
	4	8-K	June 13, 2005	1-5152
4.2	Nineteenth Supplemental Indenture, by and between the Company and JPMorgan Chase Bank, N.A., dated as of August 1, 2006.

            * Incorporated herein by reference.